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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 6, 2007
                                                 -------------------------------

                                 LOGILITY, INC.
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             (Exact name of registrant as specified in its charter)

          Georgia                    0-23057                   58-2281338
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(State or other jurisdiction    (Commission File              (IRS Employer
     of incorporation)               Number)               Identification No.)

      470 East Paces Ferry Road, N.E.                           30305
             Atlanta, Georgia
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code          (404) 261-9777
                                                   -----------------------------

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Logility, Inc. for the quarter ended July 31, 2007, and certain forward-looking statements, as presented in a press release of September 6, 2007. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibit is filed as part of this Report:

Exhibit No.     Description
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99.1            Press Release of Logility, Inc., dated September 6, 2007.

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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       LOGILITY, INC.
                                                        (Registrant)


           Date:  September 6, 2007        By:    /s/ Vincent C. Klinges
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                                                  Vincent C. Klinges
                                                  Chief Financial Officer




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